LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 16, 2013 TO THE

SUMMARY PROSPECTUS, PROSPECTUS,

AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED MAY 1, 2013, OF

WESTERN ASSET CORPORATE BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2013, as supplemented on May 16, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2013, as supplemented on May 16, 2013, and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2012, are incorporated by reference into this Summary Prospectus.

The following supplements the section titled “Principal investment strategies” in the fund’s Summary Prospectus and in the fund’s Prospectus, the section titled “More on the fund’s investment strategies, investments and risks – Foreign securities” in the fund’s Prospectus, as well as the section titled “Investment Objective and Principal Investment Strategies – Principal Investment Strategies and Certain Limitations” in the fund’s Statement of Additional Information (“SAI”), and replaces any information to the contrary:

The fund may invest up to 25% of its assets in non-U.S. dollar denominated fixed income securities of foreign issuers. The fund intends to invest not more than 10% of its assets in non-U.S. dollar denominated fixed income securities of foreign issuers for which the fund has not implemented a currency hedge.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, interest rate swaps, credit default swaps and options on credit default swaps, foreign currency futures, forwards and options, and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique.

The following text is added to the section titled “Certain risks” in the fund’s Summary Prospectus and in the fund’s Prospectus and the section titled “More on the fund’s investment strategies, investments and risks – More on risks of investing in the fund” in the fund’s prospectus:

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Please retain this supplement for future reference.

WASX015659